UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2003

MICROHELIX, INC.

(Exact Name of Registrant as Specified in its Charter)

OREGON	001-16781	91-1758621
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600

(Address of Registrant’s Principal Executive Office, including Zip Code, and Telephone
Number, including area code)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

Item 5.     OTHER EVENTS

On September 10, 2003, microHelix, Inc. (the “Company”) issued a press release announcing receipt of a NASDAQ Staff Determination dated September 8, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release issued by microHelix, Inc. on September 10, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on September 10, 2003.

MICROHELIX, INC.
(Registrant)

By:	/s/ Terrence A. Rixford

Terrence A. Rixford
Senior Vice President Finance, and
Chief Financial Officer